UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2021

XLR MEDICAL CORP.
(Exact name of registrant as specified in charter)

Nevada	333-206764	88-0488851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 West Montecito Street, Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 222-6330

_____________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2021, XLR Medical Corp (the “Company”), acquired CBD Brand Partners, LLC (“CBDBP”), a wholly owned subsidiary of Mammoth Crest Capital, LLC.  XLR issued 10,000 shares of its Series A Preferred Stock and 800 shares of its Series B Preferred Stock as purchase price.

The foregoing description of the Acquisition Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Membership Interest Purchase Agreement between XLR Medical Corp. and Mammoth Crest Capital LLC of CBD Brand Partners LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XLR Medical Corp.

Date: April 12, 2021	By:	/s/ Michael Hill
	Name:	Michael Hill
	Position:	Chief Executive Officer

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